                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 10 or 15(d) of the
                         Securities Exchange Act of 1934



                                  MAY 31, 1996
               --------------------------------------------------
                Date of Report (date of earliest event reported)


                           NETWORK LONG DISTANCE, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                          0-23172                    72-1122018
- ----------------                  -------------            --------------------
(State or Other                    (Commission              (IRS Employer Iden-
Jurisdiction of                   File Number)              tification Number)
Incorporation)


                               525 FLORIDA STREET
                          BATON ROUGE, LOUISIANA  70801
                     ---------------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                 (504) 343-3125
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



Page 1 of 5.

Item 1.   CHANGES IN CONTROL OF REGISTRANT

          N/A

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On May 8, 1996, the Registrant signed a definitive agreement to acquire substantially all of the assets of Universal Network Services, Inc., a Nevada corporation ("UNS"). The acquisition was consummated on May 31, 1996 with the Registrant purchasing certain of UNS's long distance customer accounts and the associated accounts receivable for cash of approximately $3,628,000 and 243,758 shares of the Registrant's restricted common stock. The acquisition, valued at approximately $6,480,000, will be accounted for using the purchase method of accounting.

          The purchase price was based upon a multiple of UNS's monthly revenue and the value of the accounts receivable will be subject to future adjustments based on attrition and bad debts. Approximately 48,752 shares of the restricted stock paid to UNS will be held in escrow subject to these future adjustments.

          The customer accounts which were purchased include retail customer contracts, applications for service, applications for credit, customer lists, databases, mailing lists and billing information.

          In addition, UNS and its Chief Executive Officer executed five year non-competition agreements with the Registrant.

          Registrant believes the acquisition of the UNS assets to be beneficial as it will allow for the consolidation and reduction in overhead costs while increasing overall revenues from operations. Registrant also believes the acquisition will enhance its corporate image in an area of the country in which it has had limited operations and may provide additional acquisition opportunities.


          There exists no material relationship between the Registrant, its officers and directors and UNS and its officers, directors or affiliates. The restricted common stock used by the Registrant to purchase the assets of UNS were from the Registrant's authorized but unissued common stock.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          N/A

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          N/A

Item 5.  OTHER EVENTS

          N/A

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

Item 7.   FINANCIAL STATEMENTS AND  EXHIBITS

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)            Exhibits: Filed herewith pursuant to Reg. S-K Item 601

EXHIBIT NO.    PAGE           DESCRIPTION

     1           5            Asset Purchase Agreement between the Registrant
                              and Universal Network Services, Inc., dated May 8,
                              1996, effective May 31, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated:  May 31, 1996                    By:
                                             --------------------------------
                                             Marc I. Becker,
                                             Executive Vice President